                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   JULY 21, 1999
                                                 -----------------------------

                                NETGRAVITY, INC.
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        (Exact name of registrant as specified in its charter)

     DELAWARE                      000- 24271             77-0410283
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(State or other jurisdiction      (Commission            (IRS Employer
of incorporation)                  File Number)         Identification No.)

          1900 SOUTH NORFOLK STREET, SUITE 150, SAN MATEO, CA     94403-1151
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                (Address of principal executive offices)          (Zip Code)

Registrant=s telephone number, including area code:   (650) 425-6000
                                                   ----------------------------

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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

     On July 12, 1999, NetGravity, Inc., a Delaware corporation ("NetGravity"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with DoubleClick Inc., a Delaware corporation ("DoubleClick"), pursuant to which DoubleClick has agreed to acquire NetGravity (the "Acquisition"). A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Acquisition is to be effected through the issuance of 0.28 shares of DoubleClick common stock in exchange for each share of common stock of NetGravity outstanding immediately prior to the consummation of the Acquisition and the assumption of NetGravity's stock options and warrants outstanding at the effective date of the Acquisition, based on such exchange ratio. The amount of such consideration was determined based upon arm's-length negotiations between DoubleClick and NetGravity. The Merger Agreement also provides for the payment by NetGravity to DoubleClick under certain circumstances of a fee of $30 million in the event the Merger Agreement is terminated.

     The Acquisition is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a pooling of interests. The consummation of the Acquisition is subject to the satisfaction of certain conditions, including certain regulatory approvals and the approval of the stockholders of NetGravity. In connection with the Acquisition, certain affiliates of NetGravity have agreed to vote in favor of approval of the Acquisition pursuant to Stockholder Agreements in the form attached hereto as Exhibit 99.1, which form is incorporated herein by reference.

     A copy of the press release announcing the Merger Agreement is attached hereto as Exhibit 99.2 and incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

     2.1 Agreement and Plan of Merger and Reorganization dated as of July 12, 1999 by and among DoubleClick Inc., NJ Merger Corporation and NetGravity, Inc. (excluding exhibits).

     99.1 Form of Stockholder Agreement entered into as of July 12, 1999 by and between DoubleClick Inc. and certain stockholders of NetGravity, Inc.

     99.2  Press Release dated July 13, 1999.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 21, 1999                      AUTODESK, INC.



                                           /s/ STEPHEN E. RECHT
                                          --------------------------------
                                          Stephen E. Recht
                                          Chief Financial Officer and Secretary
                                         (Principal Financial Officer)

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                                  INDEX TO EXHIBITS

     EXHIBIT
     NUMBER            DESCRIPTION OF DOCUMENT
     ------            -----------------------
     2.1               Agreement and Plan of Merger and Reorganization dated as
                       of July 12, 1999 by and among DoubleClick Inc., NJ
                       Merger Corporation and NetGravity, Inc. (excluding
                       exhibits).

     99.1              Form of Stockholder Agreement entered into as of July 12,
                       1999 by and between DoubleClick Inc. and certain stockholders of NetGravity, Inc.

     99.2              Press Release dated July 13, 1999.